Exhibit 99.3

FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

FRESH FROZEN FOODS, LLC

BALANCE SHEETS

SEPTEMBER 30, 2013 (UNAUDITED) AND DECEMBER 31, 2012

	September 30, 2013	December 31, 2012

ASSETS
Current assets
Cash	$558,904	$575,480
Trade receivables	2,522,824	2,589,734
Inventory	7,648,075	4,714,541
Other current assets	2,228	1,678
Prepaid items	71,691	13,028
Total current assets	10,803,722	7,894,461

Property and equipment
Land	457,321	457,321
Buildings and improvements	7,523,622	7,523,622
Furniture, fixtures and equipment	2,839,642	2,839,642
Transportation	441,819	453,819
	11,262,404	11,274,404
Accumulated depreciation	(4,109,800)	(3,725,800)
Total property and equipment, net	7,152,604	7,548,604

Intangible assets
Goodwill	2,206,215	2,206,215
Other intangibles assets, net of amortization	233,202	397,151
Total intangible assets	2,439,417	2,603,366

Total assets	$20,395,743	$18,046,431

See accompanying independent accountant’s compilation report and notes to financial statements.

FRESH FROZEN FOODS, LLC

BALANCE SHEETS

SEPTEMBER 30, 2013 (UNAUDITED) AND DECEMBER 31, 2012

(continued)

	September 30, 2013	December 31, 2012

LIABILITIES
Current liabilities
Accounts payable	$5,628,448	$3,448,020
Line of credit	1,158,000	1,400,000
Notes payable, current portion	1,489,812	1,159,923
Obligations under capital lease, current portion	7,646	15,122
Notes payable, related parties, current portion	404,039	656,107
Deferred transaction cost, current portion	11,250	45,000
Other accrued liabilities	494,761	558,056

Total current liabilities	9,193,956	7,282,228

Long-term liabilities
Notes payable, long-term portion	6,077,762	6,946,681
Obligations under capital lease, long-term portion	7,997	13,763
Notes payable, related parties, long-term portion	3,753,389	3,984,762
Deferred transaction cost, long-term portion	7,500	7,500

Total long-term liabilities	9,846,648	10,952,706

Total liabilities	19,040,604	18,234,934

MEMBERS’ EQUITY

Members’ equity (deficit) - Class A	1,355,139	(188,503)

Total liabilities and members’ equity	$20,395,743	$18,046,431

See accompanying independent accountant’s compilation report and notes to financial statements.

FRESH FROZEN FOODS, LLC

STATEMENTS OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

	YTD Sept. 30, 2013	YTD Sept. 30, 2012

Net sales	$42,197,945	$40,612,682

Costs of sales	34,807,428	33,465,174

Gross margin	7,390,517	7,147,508

Operating expenses
Selling	2,484,097	2,574,251
Administrative	1,196,751	1,418,631

Total operating expenses	3,680,848	3,992,882

Income from operations	3,709,669	3,154,626

Other income (expense) Interest expense	(1,056,812)	(989,440)

Total other expense, net	(1,056,812)	(989,440)

Net income	$2,652,857	$2,165,186

See accompanying independent accountant’s compilation report and notes to financial statements.

FRESH FROZEN FOODS, LLC

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

	2013	2012
Members’ equity (deficit), beginning of year	$(188,503)	$610,286
Net income	2,652,857	2,165,186
Distributions to members	(1,109,215)	(1,112,200)
Members’ (deficit) equity, end of year	$1,355,139	$1,663,272

See accompanying independent accountant’s compilation report and notes to financial statements.

FRESH FROZEN FOODS, LLC

STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

	2013	2012

Cash flows from operating activities:
Net income	$2,652,857	$2,165,186
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Depreciation and amortization	559,949	495,487
Gain on sale	(12,000)	—
Changes in operating assets and liabilities:
Trade receivables	66,910	(599,094)
Inventory	(2,933,534)	(80,655)
Other current assets	(550)	1,600
Prepaid items	(58,663)	24,299
Accounts payable	2,180,428	(510,293)
Other accrued liabilities	(63,295)	217,967
Net cash provided by operating activities	2,392,102	1,714,497
Cash flows from investing activities-
Cash on sale of fixed asset	12,000	—
Purchases of property and equipment	—	(84,500)
Net cash used by investing activities	12,000	(84,500)
Cash flows from financing activities:
Payments on related party notes	(483,441)	2,476,603
Principal payments on long-term debt	(781,030)	(1,454,569)
Proceeds from long-term debt	—	800,000
Capital lease payments	(13,242)	—
Additional debt issuance costs	—	—
Deferred transaction cost payments	(33,750)	(45,000)
Distributions to members	(1,109,215)	(1,112,200)
Net cash (used) provided by financing activities	(2,420,678)	664,834
Net (decrease) increase in cash and cash equivalents	(16,576)	2,294,831
Cash and cash equivalents, beginning of year	575,480	661,042
Cash and cash equivalents, end of year	$558,904	$2,955,873
Supplemental disclosures of cash flow information -
Cash paid during the year for -
Interest expense	$892,863	$874,383
Non-cash financing activity:
Capital lease acquisitions	$—	$29,954

See accompanying independent accountant’s compilation report and notes to financial statements.

FRESH FROZEN FOODS, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

1.              NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Reporting Entity and Nature of Business:                                 Fresh Frozen Foods, LLC (the “Company”) was organized on July 6, 2004 as a Georgia limited liability company. The Company has facilities located in Jefferson, Georgia and Thomasville, Georgia.  The Company is engaged primarily in the packaging and marketing of Grade A Select vegetables and other frozen foods to grocery stores in the Southeast under its “Fresh Frozen” brand.  The Company was formed to acquire the operations of Home Delivery Food Services, Inc., which had been in business since 1978.

A summary of the Company’s significant accounting policies follows:

Cash and Cash Equivalents:           For purposes of the statement of cash flows the Company considers temporary investments with a maturity of three months or less when acquired to be cash equivalents.

Trade Receivables:   Trade receivables consist of billings on packages shipped and other miscellaneous receivables.

Allowance for Doubtful Accounts/Bad Debt Expense: Management records a reserve when it deems a receivable to be uncollectible. There was no bad debt incurred for the nine months ended September 30, 2013 and 2012 an allowance for doubtful accounts was not required as of September 30, 2013 and December 31, 2012.

Inventory:                              Inventories consist of frozen vegetables, packaging materials and finished goods for shipping.  Inventories are valued at standard cost that is periodically evaluated and updated by management.  Labor and overhead costs are allocated only to raw materials processed in-house for finished goods production or bulk sale to other vendors or for processing with no overhead to the remaining raw material purchases and finished goods due to the rapid turnover in inventory. These items are included as a direct expense included in cost of sales.

Sales and Cost Recognition:            The Company recognizes revenue upon shipment of goods to customers.  Cost of sales consists of raw materials, packaging cost and manufacturing expenses. Slotting fees is recorded as a reduction in revenue in the period in which the costs are incurred.

Property and Equipment:                                                Property and equipment acquired in the acquisition of the Company were recorded at their fair market value.  All assets purchased since the acquisition of the Company are recorded at cost.  Depreciation is provided over the estimated useful lives of the related assets, principally on the straight-line method for book purposes and double-declining method for income tax purposes.  When property and equipment are disposed of, any gain or loss is credited or charged to income.  Major renewals or betterments that extend the useful lives of the assets are capitalized.  Maintenance and repairs that do not improve or extend the useful lives of the respective assets are expensed currently.

The estimated useful lives of the depreciable assets are:

Asset Category	Depreciable Life

Buildings and improvements	7-39 years
Furniture, fixtures and equipment	5-7 years
Transportation	5-6 years
Rental property	39 years

Depreciation expense was $396,000 and $387,000 for the nine months ended September 30, 2013 and 2012, respectively.

FRESH FROZEN FOODS, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

(continued)

1.              NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Goodwill:                            The Company records as goodwill the excess of purchase price over the fair value of the identifiable net assets acquired.  FASB ASC 350 (formerly Statements of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets), prescribes a two-step process for impairment testing of goodwill, which is performed annually, as well as when an event triggering impairment may have occurred. The first step tests for impairment, while the second step, if necessary, measures the impairment.  The Company has elected to perform its annual analysis during the fourth quarter of each fiscal year as of December 31.  No indicators of impairment were identified at September 30, 2013 or December 31, 2012.

Intangible assets:                                   Intangible assets include loan cost that are amortized on a straight-line basis over their estimated useful lives.

Retirement Plan:                                    The Company has a 401(k) retirement plan (the Plan).  Substantially all employees who are at least 21 years of age and who have completed at least one year of service are eligible to participate in the Plan.

Advertising:                                      The Company promotes the products with advertising, incentives and trade promotions.  Advertising costs are expensed as incurred.  Incentives and trade promotion activities are recorded as a reduction of revenue. For the nine months ended September 30, 2013 and 2012 advertising expense was $137,771 and $213,193, respectively.

Accounting for Uncertainty in Income Taxes:                                 The Company recognizes accrued interest associated with uncertain tax positions as part of interest expense and penalties associated with uncertain tax positions as part of other expenses.  As of September 30, 2013 and 2012, there were no accrued interest and penalties associated with uncertain tax positions.

Use of Estimates:                       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  These estimates include assessing the collectability of trade receivables, the useful lives for depreciation of property and equipment, realizability of inventory and goodwill valuation.  Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary.  Actual results could differ from those estimates.

Fair Values of Financial Instruments:    Unless otherwise specified, the carrying value of financial instruments approximates their fair value.

2.              SIGNIFICANT CUSTOMERS, VENDORS, CONCENTRATIONS AND RISK FACTORS

A significant portion of the Company’s business was derived from sales to one customer for the nine months ended September 30, 2013 and 2012.  Sales to this customer were approximately $13,130,000 and $11,362,000, representing 31% and 28% of net sales for 2013 and 2012, respectively.  Amounts due from this customer included in trade accounts receivable was $662,601 and $786,715 at September 30, 2013 and December 31, 2012, respectively.

Concentrations in vendors could lead to problems acquiring raw materials if a significant customer is adversely affected by the current slow economy.  Purchases from one significant vendor were approximately $6,592,000 and $5,428,000 for the nine months ended September 30, 2013 and 2012, respectively, representing 18.9% and 16.4% of costs of sales for the respective periods.  The amount due to this vendor included in accounts payable was $871,063 and $657,019 at September 30, 2013 and December 31, 2012, respectively.

The Company is subject to concentrations of credit risk related primarily to its cash and cash equivalents and trade accounts receivable.  The Company maintains substantially all of its cash and cash equivalents at financial

FRESH FROZEN FOODS, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

(continued)

institutions believed by the Company to be of high credit quality.  These balances, at times, may not be subject to or may exceed the insurance limit of the Federal Deposit Insurance Corporation.  To date, the Company has not experienced any loss or lack of access to cash in its operating accounts.  Management believes there is no material risk because of the financial strength of the institutions.

As referred to in Note 1, the Company grants credit under normal payment terms, generally without collateral, to its customers, which primarily include grocery stores and grocery store distributors.  Consequently, the Company is subject to potential credit risk related to changes in business and economic factors that could impact its customers, which may be heightened as a result of the current financial crisis and volatility of the financial markets.  If the Company’s customers were to experience financial difficulties in the future, these difficulties could expose the Company to increased risk related to collectability of trade accounts receivable.

The Company’s ability to make payments on and refinance its indebtedness and fund future business opportunities depends upon its ability to generate cash in the future.  A substantial decrease in net operating cash flows could make it difficult for the Company to meet its debt service requirements including debt covenants and force the Company to modify operations which may make the Company more vulnerable to a downturn in the economy.

Other significant risk factors that could impact the Company’s future results, operations and profitability include, but are not limited to: (1) potential lack of sufficient working capital due to cash flow difficulties or other factors beyond the Company’s control, (2) numerous competitive factors could impair the Company’s ability to maintain and improve its profitability and (3) increasing governmental and regulatory regulations and related costs of compliance therewith.

3.              MEMBERS’ EQUITY

The authorized membership of the Company consists of 12,000 Class A Membership Units.  At September 30, 2013 and December 31, 2012, two members held 3,288 units issued and outstanding.  Class A members have a right to distributions and allocations of net profits and losses and certain rights to approve or participate in the management of the Company.

4.              WARRANTS

The Company has issued 224.82 Class A Membership Units Warrants as of September 30, 2013 and December 31, 2012 in conjunction with the 2011 and 2012 financing transactions. The warrants permit the holder to acquire Membership Units at an exercise price of $.01 per unit.  Each warrant agreement contains anti-dilution and tag-along provisions.  Warrants to purchase 66.16 Units were issued to a financing company February 2011.  These warrants expire February 25, 2021.  Warrants to purchase 125.25 Units were issued to the same financing company in December 2011 with warrants expiring December 29, 2021.  The warrant agreements contain mandatory redemption rights and optional redemption rights that allow the holder to require the Company to repurchase the warrants at fair market value as defined by the warrant agreement.  The substance of the transaction and the original structure indicates the warrants were needed to induce the financing for the original purchase transaction. As such, the cost associated with the redemption will be recognized as interest expense and financing cost.

5.              INVENTORIES

Inventories as shown on the balance sheet at September 30, 2013 and December 31, 2012 were made up of the following:

	September 30,	December 31,
	2013	2012
Raw materials	$1,425,442	$4,062,107
Finished goods	6,222,633	652,434
	$7,648,075	$4,714,541

FRESH FROZEN FOODS, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

(continued)

6.              PREPAYMENTS

Following is a summary of the amounts recorded as prepayments as of September 30, 2013 and December 31, 2012:

	September 30,	December 31,
	2013	2012
Rent	$23,752	$11,875
Insurance	26,970	—
Deposits	20,969	1,153
	$71,691	$13,028

7.              AMORTIZABLE INTANGIBLE ASSETS

Intangible assets include original debt issue costs. Debt issue costs are stated at historical cost and amortized on a straight-line basis over the repayment period of the respective loan arrangement ranging from three to thirty years.

Intangible assets at September 30, 2013 and December 31, 2012 consisted of the following:

	September 30,	December 31,
	2013	2012
Intangible assets	$677,857	$677,857
Less accumulated amortization	(444,655)	(280,706)
	$233,202	$397,151

For the nine months ended September 30, 2013 and 2012, amortization expense was $163,949 and $108,487, respectively.

Estimated aggregate amortization expenses for each of the next five years is as follows:

Amount

Three Months Ending December 31, 2013	$45,389
Calendar year ended December 31:
2014	74,585
2015	53,190
2016	25,409
2017	2,088
2018	2,088
Thereafter	30,453
$233,202

FRESH FROZEN FOODS, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

(continued)

8.              NOTES PAYABLE

Long-term debt at September 30, 2013 and December 31, 2012 consists of the following:

	September 30,	December 31,
	2013	2012
Note payable to finance company in monthly principal installments of $83,333 with interest at 7.75% plus the greater of monthly LIBOR rate or 5.30% with the balance due February 2015. Interest rate was 13.05% at September 30, 2013 and December 31, 2012. Collateralized by equipment and substantially all other assets.	$2,508,334	$3,258,334

Note payable to mortgage company in monthly installments of $12,959 including interest at the three month LIBOR plus 4.50% per annum with balance due September 2030. Interest rate was 4.87% and 4.79% at September 30, 2013 and December 31, 2012, respectively. Collateralized by a first lien on real estate located in Jefferson, GA and personal guarantees of one member and previous owners of Home Delivery Food Services, Inc.	1,816,118	1,860,459

Note payable for 2013 to financing company in weekly installments of $15,034 including interest at 5.5% beginning May 2013 and concluding in December 2013.	323,303	—

Note payable to mortgage company in monthly installments of $21,999 including interest at 5.75% per annum with balance due January 2017. Collateralized by a first lien on real estate located in Thomasville, GA, personal guarantees of members, and certificate of of deposit of a member.	2,919,819	2,987,811

Total long-term debt	7,567,574	8,106,604
Less current portion of notes payable	(1,489,812)	(1,159,923)

Long-term portion of notes payable	$6,077,762	$6,946,681

Maturities of the above notes payable for each of the five succeeding years are as follows:

Amount

Three Months Ending December 31, 2013	$614,903
Calendar year ended December 31:
2014	1,168,760
2015	1,436,423
2016	187,492
2017	2,667,503
2018	85,000
2019 and thereafter	1,407,493
$7,567,574

FRESH FROZEN FOODS, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

(continued)

9.              LINE OF CREDIT

The Company has a $2,000,000 revolving line of credit with a financing company.  Interest is payable monthly at 7.75% plus the greater of monthly LIBOR or 5.30% due on demand with a maturity date of June 2015.  The interest rate was 13.05% as of September 30, 2013 and December 31, 2012. The line of credit is collateralized by trade receivables, inventory and furniture, fixtures and equipment. At September 30, 2013 and December 31, 2012, the Company had borrowings of $1,158,000 and $1,400,000, respectively, outstanding on this line of credit.

The line of credit and certain bank notes reported in Note 8 above are also collateralized by the assignments of a $750,000 life insurance policy on each of two current members and one former member.

10.       LOAN AGREEMENT COVENANTS

The Company’s financial loan agreements contain certain restrictions and covenants.  Under these restrictions, as of September 30, 2013 the Company (a) must maintain a ratio of EBITDA (Earnings before interest, taxes, depreciation and amortization) to Fixed Charges of not less than 1.05:l.00, (b) must not permit a leverage ratio to be greater than 2.75:1.00, (c) must maintain EBITDA of not less than $3,600,000, and (d) must not permit capital expenditures for the period to exceed $350,000 (which specifically excludes certain equipment and financed real estate purchase).  The Company was in compliance with covenants as of September 30, 2013 and December 31, 2012.

11.      NOTES PAYABLE - RELATED PARTIES

Notes payable to members and/or related parties at September 30, 2013 and December 31, 2012 consisted of the following:

	September 30,	December 31,
	2013	2012
Note payable to Bill Griffin, Jr., as amended June 2007, due in monthly installments of $2,807 including interest at 7% per annum with final payment scheduled July 2015.	$57,799	$79,393

Note payable to Barry Griffin, as amended June 2007, due in monthly installments of $2,807 including interest at 7% per annum with final payment scheduled July 2015.	57,799	79,393

Note payable to Estate of Billy Griffin, Sr., as amended June 2007, due in monthly installments of $5,614 including interest at 7% per annum with final payment scheduled July 2015.	115,599	158,789

Note payable to Faye Griffin, as amended June 2007, due in monthly installments of $5,614 including interest at 7% per annum with final payment scheduled July 2015.	115,599	158,789

Note payable to Bill Griffin, Jr., as amended June 2007, due in monthly installments of interest only at a bank prime rate plus 1% per annum with balance due July 2015.	250,000	250,000

Note payable to Bill Griffin, Jr., as amended June 2007, due in monthly installments of interest only at a bank prime rate plus 1% per annum with balance due June 2015.	250,000	250,000

FRESH FROZEN FOODS, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

(continued)

11.       NOTES PAYABLE - RELATED PARTIES (CONTINUED)

	September 30,	December 31,
	2013	2012
Note payable to Estate of Bill Griffin, Sr., as amended with interest only through August 2012 at 7% per annum. Monthly installments of $7,925 begin August 2012, including interest at 7% per annum with the final payment scheduled August 2017.	146,420	192,882

Note payable to Estate of Billy Griffin, Sr., due in monthly installments of $8,085 including interest at 7% per annum with final payment scheduled July 2015.	166,456	228,649

Note payable to Faye Griffin, due in monthly installments of $8,085 including interest at 7% per annum with final payment scheduled July 2015.	166,456	228,649

Note payable to Barry Griffin, due in monthly installments of $4,042 including interest at 7% per annum with final payment scheduled July 2015.	83,228	114,325

Note payable to Larry Hicks, due in monthly installments of $31,833 including interest at 5.75% per annum with final payment scheduled January 2023	2,754,072	2,900,000

Total notes payable — related parties	4,157,428	4,640,869
Less current portion of notes payable — related parties	(404,039)	(656,107)

Long-term portion of notes payable — related parties	$3,753,389	$3,984,762

The notes payable to members and/or related parties are unsecured note agreements and subordinated to portions of the debt included in Note 8 and Note 9.

Maturities of the above notes payable for each of the succeeding years are as follows:

Amount

Three Months Ending December 31, 2013	$116,649
Calendar year ended December 31:
2014	719,762
2015	1,046,584
2016	261,261
2017	276,686
2018	291,500
2019 and thereafter	1,444,986
$4,157,428

FRESH FROZEN FOODS, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

(continued)

12.       RELATED PARTY TRANSACTIONS

As referred to in Note 11, the Company has notes payable due to members and/or related parties.  For the nine months ended September 30, 2013 and 2012, the Company paid approximately $167,621 and $94,850 respectively, in interest expense on these notes payable.

13.       LEASES

The Company has several lease agreements for production equipment and forklifts.  Total lease expense for the nine months ended September 30, 2013 and 2012 related to the equipment was $184,831 and $107,703, respectively.

The amount of future minimum rental payments for the nine months ended September 30, 2013 as required under operating leases that have initial or remaining noncancelable lease terms are as follows:

Operating Lease
Equipment

Three Months Ending December 31, 2013	$38,556
Calendar year ended December 31:
2014	85,224
2015	16,224
2016	16,224
2017	10,618
$166,846

Leased capital assets of equipment had a total net book value of $29,397 and $51,775 as of September 30, 2013 and December 31, 2012, respectively.  Amortization on equipment under capital leases is included in depreciation expense.

Future minimum capital lease payments and the related present value of capital lease payments at September 30, 2013 were as follows:

Capital
Leases
Three months ending December 31, 2013	$2,047
Calendar year ending December 31:
2014	8,188
2015	6,141
Total minimum lease payments	16,736
Less: amounts representing interest	(733)
Present value of net minimum lease payments	$15,643

14.       RETIREMENT PLAN

The Company has a 401(k) retirement plan (the “Plan”).  Substantially all employees who are at least 21 years of age and who have completed at least one year of service are eligible to participate in the Plan.  Eligible employees may elect to contribute up to 10% of their gross salary not to exceed federal tax law limitations, which may be adjusted each year based on cost of living calculations.  The Company contributes up to 4% of each participant’s compensation.  The Company’s total contributions and expenses for this Plan were $64,099 and $60,931 for the nine months ended September 30, 2013 and 2012, respectively.

FRESH FROZEN FOODS, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

(UNAUDITED)

(continued)

15.       INCOME TAXES

The Company is treated as a partnership for income tax purposes and is not a taxable entity.  Taxable income, gains and losses of the Company flow through to the members for inclusion in their income tax returns, and no income tax liabilities or benefits are reflected in the Company’s accounts.

For the nine months ended September 30, 2013 and 2012, management believes there are no material amounts of uncertain tax positions.  Further, all years subsequent to 2009 remain subject to examination.

16.       SUBSEQUENT EVENTS

The Company assessed events that have occurred subsequent to September 30, 2013 through January 20, 2014 for potential recognition and disclosure in the financial statements.

On November 8, 2013 substantially all of the Company’s assets, properties and rights including the real property, accounts receivable and inventory were acquired by a subsidiary of Inventure Foods, Inc.  As consideration for the sale, the members of Fresh Frozen received a cash settlement, a portion of which is being held in escrow to secure post-closing purchase price adjustments and indemnity claims as well as the assumption of certain Company liabilities related to contracts and leases, and accounts payable and accrued liabilities.